                                                                   EXHIBIT 10.90

                             ASSIGNMENT OF CONTRACT

     FOR VALUE RECEIVED, Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Assignor") hereby sells, assigns and transfers to Inland Western Spartanburg, L.L.C., a Delaware limited liability company, Assignee, all of Assignor's right, title and interest in, to and under that certain purchase and sale agreement dated November 7, 2003 as amended by that certain Amendment To Contract ( collectively the "Contract") for the sale and purchase of the approximately 386,894 net rentable square feet of the Dorman Center Shopping Centre located on approximately 50 acres of land at Blackstock Road and W.O. Ezell Road, Spartanburg, South Carolina and consisting of 5 phases known as the Wal Mart Tract, Shop Tract 1, Shop Tract 2, Shop Tract 3 and Phase II.

     IN WITNESS WHEREOF, the Assignor has duly executed this Assignment as of the 29th day of December 29, 2003.

                                  ASSIGNOR:

                                  INLAND REAL ESTATE ACQUISITIONS,
                                  INC., an Illinois corporation


                                  By:   /s/ G. Joseph Cosenza
                                        ---------------------------------------
                                        G. Joseph Cosenza - President

                      ACCEPTANCE OF ASSIGNMENT OF CONTRACT

     The undersigned, Inland Western Spartanburg, L.L.C., a Delaware limited liability company, Assignee, hereby accepts the foregoing Assignment of Contract and assumes all obligations of the buyer thereunder.

Dated: December 29, 2003

                                  ASSIGNEE:

                                  INLAND WESTERN SPARTANBURG,
                                  L.L.C., a Delaware limited liability company

                                  By: Inland Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                                  By:   /s/ Debra A. Palmer
                                        ---------------------------------------
                                        Debra A. Palmer
                                        Assistant Secretary